Statements of Financial Condition (USD $)	Dec. 31, 2013	Dec. 31, 2012
Assets
United States Treasury Obligations, at fair value (cost $64,993,695 and $72,992,114 respectively)	$ 64,995,883	$ 72,995,469
Cash held by commodity broker	5,020,379	19,586,191
Net unrealized appreciation (depreciation) on futures contracts	53,282	(21,654)
Equity in broker trading accounts	70,069,544	92,560,006
Total assets	70,069,544	92,560,006
Liabilities
Payable for securities purchased	4,999,178
Management fee payable	41,843	61,918
Brokerage fee payable	2,509	160
Total liabilities	5,043,530	62,078
Commitments and Contingencies (Note 9)
Equity
Shareholders' equity-General Shares	1,084	1,088
Shareholders' equity-Shares	65,024,930	92,496,840
Total shareholders' equity	65,026,014	92,497,928
Total liabilities and equity	$ 70,069,544	$ 92,560,006
General Shares outstanding	40	40
Shares outstanding	2,400,000	3,400,000
Net asset value per share
General Shares	$ 27.09	$ 27.20
Shares	$ 27.09	$ 27.20